CONSOLIDATED BALANCE SHEET (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Held to Maturity, Fair value	$ 817.1	$ 941.8
Total Loans and Leases, unearned income	$ 374.1	$ 456.8
Common Stock, Par Value	$ 1.6667	$ 1.6667
Common Stock, Authorized	560,000,000	560,000,000
Common Stock, Outstanding	241,008,509	242,268,903
Treasury Stock, shares	4,163,015	2,902,621